Exhibit 10.2

GUARANTY

     THIS GUARANTY is made as of January 18, 2005, by each party named on the signature pages hereto (collectively herein called the “Guarantors”) in favor of Wachovia Bank, National Association, as the Administrative Agent for the Lenders, as such term is defined in the Credit Agreement described below (in such capacity, the “Administrative Agent”).

RECITALS:

     1. Energy Transfer Partners, L.P., a Delaware limited partnership (the “Borrower”), has entered into that certain Credit Agreement of even date herewith (herein, as from time to time amended, supplemented or restated, called the “Credit Agreement”), by and among the Borrower, the Administrative Agent, Wachovia Bank, National Association, as the LC Issuer, and Swingline Lender, Fleet National Bank, as Syndication Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation Agents, and the Lenders from time to time party thereto, pursuant to which the Lender Parties (as defined below) have agreed to advance funds and extend credit to the Borrower up to an aggregate principal amount of $700,000,000.

     2. It is a condition to the Lender Parties’ obligations to advance funds and extend credit pursuant to the Credit Agreement that the Guarantors shall execute and deliver to the Administrative Agent a satisfactory guaranty of the Borrower’s obligations under the Notes and the Credit Agreement.

     3. Each Guarantor is a direct or indirect subsidiary of the Borrower.

     4. The Borrower, the Guarantors, and the other direct and indirect subsidiaries of the Borrower are mutually dependent on each other in the conduct of their respective businesses under a holding company structure, with the credit needed from time to time by each often being provided by another or by means of financing obtained by one such affiliate with the support of the others for their mutual benefit and the ability of each to obtain such financing being dependent on the successful operations of the others.

     5. The board of directors, members, managers or general partner of each Guarantor, as applicable, has determined that such Guarantor’s execution, delivery and performance of this Guaranty may reasonably be expected to benefit such Guarantor, directly or indirectly, and are in the best interests of such Guarantor.

     NOW, THEREFORE, in consideration of the premises, of the benefits which will inure to each Guarantor from the Lender Parties’ advances of funds and extension of credit to the Borrower under the Credit Agreement, and of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, and in order to induce the Lender Parties to advance funds and extend credit under the Credit Agreement, each Guarantor hereby agrees with the Administrative Agent, for the benefit of each Lender Party as follows:

AGREEMENTS:

     Section 1. Definitions. Reference is hereby made to the Credit Agreement for all purposes. All terms used in this Guaranty that are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings when used herein. All references herein to any Obligation Document, Loan Document, or other document or instrument refer to the same as from time to time amended, supplemented or restated. As used herein the following terms shall have the following meanings:

     “Additional Guarantor” has the meaning given to such term in Section 11.

     “Administrative Agent” means the Person who, at the time in question, is the “Administrative Agent” under the Credit Agreement.

     “Guaranty Supplement” has the meaning given to such term in Section 11.

     “Lender Parties” means the Administrative Agent, the LC Issuer, and the Lenders.

     “Lenders” has the meaning given to such term in the Credit Agreement.

     “Obligations” means collectively all of the indebtedness, obligations, and undertakings which are guaranteed by each Guarantor and described in subsections (a) and (b) of Section 2.

     “Obligation Documents” means this Guaranty, the Notes, the Credit Agreement, the other Loan Documents, all other documents and instruments under, by reason of which, or pursuant to which any or all of the Obligations are evidenced, governed, secured, or otherwise dealt with.

     “Obligors” means the Borrower, the Guarantors and any other endorsers, guarantors or obligors, primary or secondary, of any or all of the Obligations.

     Section 2. Guaranty.

     (a) Each Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to each Lender Party the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

          (i) all Obligations, as defined in the Credit Agreement, including all principal of, all interest on, and all other sums payable in connection therewith; and

          (ii) all the LC Obligations, including all obligations of the Borrower to make reimbursements and other payments to the LC Issuer and to the Lenders in respect of Letters of Credit issued pursuant to the Credit Agreement; and

          (iii) all other sums payable under the other Loan Documents, whether for principal, interest, fees or otherwise; and

          (iv) any and all other indebtedness, obligations or liabilities which may at any time be owed to any Lender Party, whether incurred heretofore or hereafter or concurrently herewith, under or pursuant to any of the Loan Documents, and including interest, reasonable attorneys’ fees and collection costs as may be provided by law or in any instrument or agreement evidencing any such indebtedness or liability.

Without limiting the generality of the foregoing, each Guarantor’s liability hereunder shall extend to and include all post-petition interest, expenses, and other duties and liabilities of the Borrower described above in this subsection (a), or below in the following subsection (b), which would be owed by the Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving the Borrower.

     (b) Each Guarantor hereby irrevocably, absolutely, and unconditionally guarantees to each Lender Party the prompt, complete and full payment, when due, and no matter how the same shall become due, of all obligations and undertakings of the Borrower to such Lender Party under, by reason of, or pursuant to any of the Obligation Documents.

     (c) If the Borrower shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, each Guarantor will, upon demand by the Administrative Agent, pay such Obligation in full to the Administrative Agent for the benefit of the Lender Party to whom such Obligation is owed.

     (d) If either the Borrower or any Guarantor fail to pay any Obligation as described in the immediately preceding subsections (a), (b), or (c) each Guarantor will incur the additional obligation to pay to the Administrative Agent, and each Guarantor will forthwith upon demand by the Administrative Agent pay to the Administrative Agent, the amount of any and all reasonable expenses, including fees and disbursements of the Administrative Agent’s counsel and of any experts or agents retained by the Administrative Agent, which the Administrative Agent may incur as a result of such failure.

     (e) As between the Guarantors and each Lender Party, this Guaranty shall be considered a primary and liquidated liability of each Guarantor.

     (f) The liability of each Guarantor hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

     (g) The books and records of the Lender Parties showing the amount of any of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantors and conclusive for the purpose of establishing the amount of the Obligations.

     (h) Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of any Lender Party) is imposed upon such Guarantor with respect to any amount payable by it hereunder, such Guarantor will pay to the Administrative Agent, on the date on which such amount is due and payable hereunder, such additional amount in Dollars as shall be necessary to enable each Lender Party to receive the same net amount that such Lender Party would have received on such due date had no such obligation been imposed upon such Guarantor. Each Guarantor will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Guarantor hereunder. The obligations of the Guarantors under this paragraph shall survive the payment in full of the Obligations and termination of this Guaranty.

     Section 3. Unconditional Guaranty.

     (a) No action which the Administrative Agent or any other Lender Party may take or omit to take in connection with any of the Obligation Documents or any of the Obligations (or any other indebtedness owing by the Borrower to the Administrative Agent or any other Lender Party), and no course of dealing of the Administrative Agent or any other Lender Party with any Obligor or any other Person, shall release or diminish any Guarantor’s obligations, liabilities, agreements or duties hereunder, affect this Guaranty in any way, or afford any Guarantor any recourse against the Administrative Agent or any other Lender Party, regardless of whether any such action or inaction may increase any risks to or liabilities of the Administrative Agent or any other Lender Party or any Obligor. Without limiting the foregoing, each Guarantor hereby expressly agrees that any Lender Party may, from time to time, without notice to or the consent of any Guarantor, do any or all of the following:

          (i) Amend, change or modify, in whole or in part, any one or more of the Obligation Documents and give or refuse to give any waivers or other indulgences with respect thereto.

          (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Obligations, to foreclose or take or prosecute any action in connection with any Obligation Document, to bring suit against any Obligor or any other Person, or to take any other action concerning the Obligations or the Obligation Documents.

          (iii) Accelerate, change, rearrange, extend, or renew the time, rate, terms, or manner for payment or performance of any one or more of the Obligations (whether for principal, interest, fees, expenses, indemnifications, affirmative or negative covenants, or otherwise).

          (iv) Compromise or settle any unpaid or unperformed Obligation or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Obligation Documents.

          (v) Discharge, release, substitute or add Obligors.

          (vi) Apply all monies received from Obligors or others to any one or more of the Obligations as the Administrative Agent or the other Lender Parties may determine to be in their best interest, without in any way being required to apply all or any part of such monies upon any particular Obligations.

     (b) No action or inaction of any Obligor or any other Person, and no change of law or circumstances, shall release or diminish any Guarantor’s obligations, liabilities, agreements, or duties hereunder, affect this Guaranty in any way, or afford any Guarantor any recourse against any Lender Party. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of the Guarantors under this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any or all of the following from time to time, even if occurring without notice to or without the consent of any Guarantor:

          (i) Any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement, or composition of any Obligor or any other proceedings involving any Obligor or any of the assets of any Obligor under laws for the protection of debtors, or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any Obligor, any properties of any Obligor, or the estate in bankruptcy of any Obligor in the course of or resulting from any such proceedings.

          (ii) The failure by the Administrative Agent or any other Lender Party to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Obligor is a party.

          (iii) The release by operation of law of any Obligor from any of the Obligations or any other obligations to the Administrative Agent or any other Lender Party.

          (iv) The invalidity, deficiency, illegality, or unenforceability of any of the Obligations or the Obligation Documents, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impossibility, impracticability, or other defense or excuse whatsoever, other than the defense of payment having been made to the Lender Parties in accordance with this Guaranty or the Credit Agreement.

          (v) The failure of any Obligor or any other Person to sign any guaranty or other instrument or agreement within the contemplation of any Obligor, the Administrative Agent or any other Lender Party.

          (vi) The fact that the Guarantors may have incurred directly part of the Obligations or are otherwise primarily liable therefor.

          (vii) Without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment by the Borrower of the Obligations or the actual payment by the Guarantors under this Guaranty.

     (c) The Administrative Agent, on behalf of any Lender Party, may invoke the benefits of this Guaranty before pursuing any remedies against any Obligor or any other Person. The Administrative Agent, on behalf of any Lender Party, may maintain an action against any Guarantor on this Guaranty without joining any other Obligor therein and without bringing a separate action against any other Obligor.

     (d) If any payment to any Lender Party by any Obligor is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason any Lender Party is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person, such payment to such Lender Party shall not constitute a release of any Guarantor from any liability hereunder, and each Guarantor agrees to pay such amount to such Lender Party on demand and agrees and acknowledges that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments. Any transfer by subrogation which is made as contemplated in Section 6 prior to any such payment or payments shall (regardless of the terms of such transfer) be automatically voided upon the making of any such payment or payments, and all rights so transferred shall thereupon revert to and be vested in the Lender Parties.

     (e) This is a continuing guaranty and shall apply to and cover all Obligations and renewals and extensions thereof and substitutions therefor from time to time.

     Section 4. Waiver. Each Guarantor hereby waives, with respect to the Obligations, this Guaranty, and the other Obligation Documents:

     (a) notice of the incurrence of any Obligation by the Borrower, and notice of any kind concerning the assets, liabilities, financial condition, creditworthiness, businesses, prospects, or other affairs of the Borrower (it being understood and agreed that: (i) each Guarantor shall take full responsibility for informing itself of such matters, (ii) neither the Administrative Agent nor any Lender Party shall have any responsibility of any kind to inform any Guarantor of such matters, and (iii) the Administrative Agent and the other Lender Parties are hereby authorized to assume that each Guarantor, by virtue of its relationships with the Borrower which are independent of this Guaranty, has full and complete knowledge of such matters whenever any Lender Party extends credit to the Borrower or takes any other action which may change or increase any Guarantor’s liabilities or losses hereunder).

     (b) notice that the Administrative Agent, the other Lender Parties, any Obligor, or any other Person has taken or omitted to take any action under any Obligation Document or any other agreement or instrument relating thereto or relating to any Obligation.

     (c) notice of acceptance of this Guaranty and all rights of each Guarantor under any statute or law discharging such Guarantor from liability hereunder for failure to sue on this Guaranty.

     (d) default, demand, presentment for payment, and notice of default, demand, dishonor, nonpayment, or nonperformance.

     (e) notice of intention to accelerate, notice of acceleration, protest, notice of protest, notice of any exercise of remedies (as described in the following Section 5 or otherwise), and all other notices of any kind whatsoever.

     Section 5. Exercise of Remedies. The Administrative Agent, on behalf of any Lender Party, shall have the right to enforce, from time to time, in any order and at its sole discretion, any rights, powers and remedies which any Lender Party may have under the Obligation Documents or otherwise, including judicial foreclosure, the exercise of rights of power of sale, the taking of a deed or assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, oil or gas production, or other properties or rights, whether real or personal, tangible or intangible; and each Guarantor shall be liable to the Lender Parties hereunder for any deficiency resulting from the exercise by the Administrative Agent of any such right or remedy even though any rights which any Guarantor may have against the Borrower or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of any Lender Party to exercise, and no delay in exercising, any right hereunder or under any other Obligation Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of the Lender Parties provided herein and in the other Obligation Documents are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of the Lender Parties hereunder are not conditional or contingent on any attempt by any Lender Party to exercise any of its rights under any other Obligation Document against any Obligor or any other Person.

     Section 6. Limited Subrogation.

     (a) Until all of the Obligations have been paid and performed in full, no Guarantor shall have any right to exercise any right of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against or to any Obligor in connection with this Guaranty (including any right of subrogation under any statute or other law), and each Guarantor hereby waives any rights to enforce any remedy which such Guarantor may have against the Borrower. If any amount shall be paid to any Guarantor on account of any such subrogation or other rights or any such other remedy at any time when all of the Obligations and all other expenses guaranteed pursuant hereto shall not have been paid in full, such amount shall be held in trust for the benefit of the Administrative Agent, shall be segregated from the other funds of such Guarantor and shall forthwith be paid over to the Administrative Agent to be held by the Administrative Agent as collateral for, or then or at any time thereafter applied in whole or in part by the Administrative Agent against, all or any portion of the Obligations, whether matured or unmatured, in such order as the Administrative Agent shall elect.

     (b) If any Guarantor shall make payment to the Administrative Agent of all or any portion of the Obligations and if all of the Obligations shall be finally paid in full, the Administrative Agent will, at such Guarantor’s request and expense, execute and deliver to such

Guarantor (without recourse, representation or warranty) appropriate documents necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment by such Guarantor; provided that such transfer shall be subject to Section 3(d) above and that without the consent of the Administrative Agent (which the Administrative Agent may withhold in its discretion) such Guarantor shall not have the right to be subrogated to any claim or right against any Obligor which has become owned by the Administrative Agent or any Lender Party, whose ownership has otherwise changed in the course of enforcement of the Obligation Documents, or which the Administrative Agent otherwise has released or wishes to release from its Obligations.

     (c) Upon full and final payment of the Obligations, each Guarantor which has made payments upon the Obligations shall be entitled to contribution from each other Guarantor hereunder, to the end that all such payments upon the Obligations shall be shared among all Guarantors in proportion to their respective Net Worths, provided that the contribution obligations of each Guarantor shall be limited to the maximum amount that it can pay at such time without rendering its contribution obligations voidable under applicable law relating to fraudulent conveyances or fraudulent transfers. As used in this subsection, the “Net Worth” of each Guarantor means, at any time, the remainder of (i) the fair value of such Guarantor’s assets (other than such right of contribution), minus (ii) the fair value of such Guarantor’s liabilities (other than its liabilities under its guaranty of the Obligations).

     Section 7. Successors and Assigns. No Guarantor’s rights or obligations hereunder may be assigned or delegated, but this Guaranty and such obligations shall pass to and be fully binding upon the successors of each Guarantor, as well as each Guarantor. This Guaranty shall apply to and inure to the benefit of each Lender Party and its successors or assigns, subject in all cases to the provisions of the Credit Agreement regarding assignment, participation, and transfer. Without limiting the generality of the immediately preceding sentence, each Lender Party may assign, grant a participation in, or otherwise transfer any Obligation held by it or any portion thereof, and each Lender Party may assign or otherwise transfer its rights or any portion thereof under any Obligation Document, to any other Person, subject in all cases to the provisions of the Credit Agreement regarding such assignment, participation, or transfer, and such other Person shall thereupon become entitled to all of the benefits in respect thereof granted to such Lender Party hereunder unless otherwise expressly provided by such Lender Party in connection with such assignment or transfer.

     Section 8. Subordination and Offset. Each Guarantor hereby subordinates and makes inferior to the Obligations any and all indebtedness now or at any time hereafter owed by the Borrower to such Guarantor. Each Guarantor agrees that after the occurrence of any Default or Event of Default it will neither permit the Borrower to repay such indebtedness or any part thereof nor accept payment from the Borrower of such indebtedness or any part thereof without the prior written consent of each Lender Party. If any Guarantor receives any such payment without the prior written consent of the Administrative Agent, the amount so paid shall be held in trust for the benefit of the Lender Parties, shall be segregated from the other funds of such Guarantor, and shall forthwith be paid over to the Administrative Agent to be held by the Administrative Agent as collateral for, or then or at any time thereafter applied in whole or in part by the Administrative Agent against, all or any portions of the Obligations, whether matured or unmatured, in such order as the Administrative Agent shall elect. Each Guarantor hereby grants to each Lender Party a right of offset, executable as set forth in the immediately succeeding sentence, to secure the payment of the Obligations and such Guarantor’s obligations and liabilities hereunder, which right of offset shall be upon any and all monies, securities and other property (and the proceeds therefrom) of such Guarantor now or hereafter held or received by or in transit to any Lender Party from or for the account of such Guarantor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special), credits and claims of such Guarantor at any time existing against any Lender Party. Upon the occurrence of any Event of Default, each Lender Party is hereby authorized at any time and from time to time, without notice to any Guarantor, to offset, appropriate and apply any and all items hereinabove referred to against the Obligations and the Guarantors’ obligations and liabilities hereunder irrespective of whether or not such Lender Party shall have made any demand under this Guaranty and although such obligations and liabilities may be contingent or unmatured. Each Lender Party agrees promptly to notify the applicable Guarantor after any such offset and application made by such Lender Party, provided that the failure to give such notice shall not affect the validity of such offset and application. The rights of each Lender Party under this section are in addition to, and shall not be limited by, any other rights and remedies (including other rights of offset) which any Lender Party may have.

     Section 9. Representations and Warranties. Each Guarantor hereby represents and warrants to each Lender Party as follows:

     (a) Recitals 3, 4, and 5 at the beginning of this Guaranty are true and correct in all respects.

     (b) Each of the representations and warranties contained in Article V of the Credit Agreement are true, insofar as they refer to each Guarantor, or to the assets, operations, conditions, agreements, business or actions of such Guarantor, as one of the Restricted Persons, or to the Loan Documents to which such Guarantor is a party.

     (c) Upon the effectiveness of the Credit Agreement and the other Loan Documents to which each Guarantor is a party and the consummation of the transactions contemplated hereby and thereby, (i) each Guarantor will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar Laws), and the sum of such Guarantor’s absolute and contingent liabilities, including the Obligations or guarantees thereof, shall not exceed the fair market value of such Guarantor’s assets (computed taking into account such Guarantor’s rights of subrogation and contribution described in Section 6), and (ii) each Guarantor’s capital should be adequate for the businesses in which such Guarantor is engaged and intends to be engaged. No Guarantor has incurred (whether hereunder, under the other Loan Documents to which it is a party or otherwise), nor does any Guarantor intend to incur or believe that it will incur, debts that will be beyond its ability to pay as such debts mature.

     Section 10. Covenants. Each Guarantor hereby agrees to observe and comply with each of the covenants and agreements made in the Credit Agreement, insofar as they refer to such Guarantor, or the assets, obligations, conditions, agreements, business, or actions of such Guarantor, as one of the Restricted Persons, or to the Loan Documents to which such Guarantor is a party.

     Section 11. Amendments; Guaranty Supplements. No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantors and the Administrative Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor therefrom, shall be effective unless it is in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals of the Lenders as required in Section 10.01 of the Credit Agreement. Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guaranty,” “hereunder,” “hereof” or words of like import referring to this Guaranty and each reference in any other Loan Document to the “Guaranty,” “thereunder,” “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

     Section 12. Severability. If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 13. Interpretive Provisions. With reference to this Guaranty:

     (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Guaranty in its entirety and not to any particular provision thereof, (iv) all references in this Guaranty to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Guaranty in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

     (c) Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Guaranty.

     Section 14. Term. This Guaranty shall be irrevocable until all of the Obligations have been completely and finally paid and performed, no Lender Party has any obligation to make any loans or other advances or to extend credit to the Borrower, and all obligations and undertakings of the Borrower under, by reason of, or pursuant to the Obligation Documents have been completely performed, and this Guaranty is thereafter subject to reinstatement as provided in Section 3(d). All extensions of credit and financial accommodations heretofore or hereafter made by the Administrative Agent and the other Lender Parties to the Borrower shall be conclusively presumed to have been made in acceptance hereof and in reliance hereon. Notwithstanding the foregoing, the Administrative Agent may from time to time release one or more Guarantors from its obligations under this Guaranty as permitted in Section 9.10 of the Credit Agreement.

     Section 15. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier addressed (a) to the Administrative Agent at the address listed in the Credit Agreement and (b) to Guarantor at the address listed on Guarantor’s signature page hereto or to such other address or to the attention of such other individual as hereafter shall be designated in writing by the applicable party sent in accordance herewith. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).

     Section 16. Limitation on Interest. The Lender Parties and the Guarantors intend to contract in strict compliance with applicable usury law from time to time in effect, and the provisions of the Credit Agreement limiting the interest for which any Guarantor is obligated are expressly incorporated herein by reference.

     Section 17. Loan Document. This Guaranty is a Loan Document, as defined in the Credit Agreement, and is subject to the provisions of the Credit Agreement governing Loan Documents. Each Guarantor hereby approves the Credit Agreement and the other Loan Documents and hereby ratifies and confirms any provisions thereof which relate to such Guarantor.

     Section 18. Counterparts; Effectiveness. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Delivery of an executed counterpart of a signature page of this Guaranty by telecopy shall be effective as delivery of a manually executed counterpart of this Guaranty.

     Section 19. Expenses; Indemnity; Damage Waiver.

     (a) Costs and Expenses. Each Guarantor shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent, any Lender or the LC Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the LC Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the LC Issuer, in connection with the enforcement or protection of its rights in connection with this Guaranty, including its rights under this Section, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations.

     (b) Indemnification. Each Guarantor shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the LC Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or by any Guarantor arising out of, in connection with, or as a result of (i) the execution or delivery of this Guaranty, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Liability under Environmental Law related in any way to the Borrower or any of its Subsidiaries, (iv) any civil penalty or fine assessed by the U. S. Department of the Treasury’s Office of Foreign Assets Control against, and all reasonable costs and expenses (including counsel fees and disbursements) incurred in connection with defense thereof by the Administrative Agent, the LC Issuer or any Lender as a result of the funding of Loans, the issuance of Letters of Credit, or the acceptance of payments under the Loan Documents, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, any Guarantor, or any other Restricted Person, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower, any Guarantor, or any other Restricted Person against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower, such Guarantor, or such Restricted Person has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

     (c) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, each Guarantor shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Guaranty or the other Loan Documents or the transactions contemplated hereby or thereby.

     (d) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

     (e) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments, the Credit Agreement and/or this Guaranty, and the repayment, satisfaction or discharge of all the other Obligations.

     Section 20. GOVERNING LAW; JURISDICTION; ETC.

     (a) GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     (b) SUBMISSION TO JURISDICTION. EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE LC ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ANY OF THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

     (c) WAIVER OF VENUE. EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     (d) SERVICE OF PROCESS. EACH OF THE UNDERSIGNED IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 15. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

     Section 21. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY THEORY). EACH GUARANTOR HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 22.Final Agreement. This Guaranty and the other Loan Documents represent the final agreement between the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. There are no unwritten oral agreements between the parties hereto.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, each Guarantor has executed and delivered this Guaranty as of the date first written above.

LA GRANGE ACQUISITION, L.P.

By:	LA GP, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

ETC GAS COMPANY, LTD.

By:	LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

ETC TEXAS PIPELINE, LTD.

By:	LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

ETC OKLAHOMA PIPELINE, LTD.

By:	LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

ETC MARKETING, LTD.

By:	LGM, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

Signature Page to Subsidiary Guaranty

ETC OASIS, L.P.

By:	ETC OASIS GP, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

WHISKEY BAY GAS COMPANY, LTD.

By:	FIVE DAWACO, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

WHISKEY BAY GATHERING COMPANY, LTD.

By:	FIVE DAWACO, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

CHALKLEY TRANSMISSION COMPANY, LTD.

By:	FIVE DAWACO, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

TEXAS ENERGY TRANSFER COMPANY, LTD.

By:	TETC, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

Signature Page to Subsidiary Guaranty

ET COMPANY I, LTD.

By:	FIVE DAWACO, LLC, its general partner

By:	/s/	Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE COMPANY

By:	/s/	Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE FINANCE COMPANY

By:	/s/	Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

OASIS PARTNER COMPANY

By:	/s/	Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE MANAGEMENT COMPANY

By:	/s/	Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

OASIS PIPE LINE COMPANY TEXAS L.P.

By:	OASIS PIPE LINE MANAGEMENT COMPANY, its general partner

By:	/s/	Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

Signature Page to Subsidiary Guaranty

LG PL, LLC

By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

LGM, LLC

By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

ETC OASIS GP, LLC

By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

FIVE DAWACO, LLC

By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

TETC, LLC

By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

ET TEXAS PROCESSING, LTD.

By:	LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

Signature Page to Subsidiary Guaranty

ENERGY TRANSFER FUEL, LP

By:	ENERGY TRANSFER FUEL GP, LLC,
its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

ENERGY TRANSFER FUEL, GP, LLC

By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

ETC KATY PIPELINE, LTD.

By:	LG PL, LLC, its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

OASIS PIPELINE, LP

By:	ETC OASIS GP, LLC,
its general partner

	By:	/s/ Ray C. Davis

Ray C. Davis
Co-Chief Executive Officer

Address of the Guarantors:

8801 South Yale Avenue, Suite 310
Tulsa, Oklahoma 74137
Attention: John Daigh

Telephone: (918) 492-7272	Signature Page to Subsidiary Guaranty
Fax: (918) 493-7290

AGREED TO as of the date
First written above:

WACHOVIA BANK,
NATIONAL ASSOCIATION,
as the Administrative Agent

By:	/s/ David Humphreys

Name: David Humphreys
Title: Director

Signature Page to Subsidiary Guaranty

EXHIBIT A

FORM OF GUARANTY SUPPLEMENT

___________, 20__

Wachovia Bank, National Association, as the Administrative Agent
301 South College Street
Sixth Floor
Charlotte, North Carolina 28288

Re:	Credit Agreement, dated as of January 18, 2005 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the
“Agreement”), among Energy Transfer Partners, L.P., a Delaware limited partnership (the “Borrower”), Wachovia Bank, National Association, as the
Administrative Agent, the LC Issuer and Swingline Lender, Fleet National Bank, as
Syndication Agent, BNP Paribas and The Royal Bank of Scotland plc, as Co-Documentation
Agents, and the Lenders from time to time party thereto

Ladies and Gentlemen:

     Reference is made to the Credit Agreement and to that certain Guaranty of even date therewith, executed by La Grange Acquisition, L.P., a Texas limited partnership, ETC Gas Company, Ltd., a Texas limited partnership, ETC Texas Pipeline, Ltd., a Texas limited partnership, ETC Oklahoma Pipeline, Ltd., a Texas limited partnership, ETC Katy Pipeline, Ltd., a Texas limited partnership, ETC Marketing, Ltd., a Texas limited partnership, ETC Oasis, L.P., a Delaware limited partnership, Whiskey Bay Gas Company, Ltd., a Texas limited partnership, Whiskey Bay Gathering Company, Ltd., a Texas limited partnership, Chalkley Transmission Company, Ltd., a Texas limited partnership, Texas Energy Transfer Company, Ltd., a Texas limited partnership, ET Company I, Ltd., a Texas limited partnership, Energy Transfer Fuel, LP, a Delaware limited partnership, Oasis Pipeline, LP, a Texas limited partnership, Oasis Pipe Line Company Texas L.P., a Texas limited partnership, ETC Texas Processing, Ltd., a Texas limited partnership, Oasis Pipe Line Company, a Delaware corporation, Oasis Pipe Line Finance Company, a Delaware corporation, Oasis Partner Company, a Delaware corporation, Oasis Pipe Line Management Company, a Delaware corporation, LG PL, LLC, a Texas limited liability company, LGM, LLC, a Texas limited liability company, ETC Oasis GP, LLC, a Texas limited liability company, Five Dawaco, LLC, a Texas limited liability company, TETC, LLC, a Texas limited liability company, and Energy Transfer Fuel GP, LLC, a Delaware limited liability company, in favor of the Administrative Agent, for the benefit of the Lenders (as heretofore amended, supplemented, modified or restated, the “Original Guaranty”; such Original Guaranty, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Guaranty”). The capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

     Section 1. Guaranty.

     (a) The undersigned hereby irrevocably, absolutely, and unconditionally guarantees to each Lender Party the prompt, complete, and full payment when due, and no matter how the same shall become due, of:

     (i) all Obligations, as defined in the Credit Agreement, including all principal of, all interest on, and all other sums payable in connection therewith; and

     (ii) all the LC Obligations, including all obligations of the Borrower to make reimbursements and other payments to the LC Issuer and to the Lenders in respect of Letters of Credit issued pursuant to the Credit Agreement; and

     (iii) all other sums payable under the other Loan Documents, whether for principal, interest, fees or otherwise; and

     (iv) any and all other indebtedness, obligations or liabilities which may at any time be owed to any Lender Party, whether incurred heretofore or hereafter or concurrently herewith, under or pursuant to any of the Loan Documents, and including interest, reasonable attorneys’ fees and collection costs as may be provided by law or in any instrument or agreement evidencing any such indebtedness or liability.

Without limiting the generality of the foregoing, the liability hereunder of each of the undersigned shall extend to and include all post-petition interest, expenses, and other duties and liabilities of the Borrower described above in this subsection (a), or below in the following subsection (b), which would be owed by the Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding involving the Borrower.

     (b) The undersigned hereby irrevocably, absolutely, and unconditionally guarantees to each Lender Party the prompt, complete and full payment, when due, and no matter how the same shall become due, of all obligations and undertakings of the Borrower to such Lender Party under, by reason of, or pursuant to any of the Obligation Documents.

     (c) If the Borrower shall for any reason fail to pay any Obligation, as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, each of the undersigned will, upon demand by the Administrative Agent, pay such Obligation in full to the Administrative Agent for the benefit of the Lender Party to whom such Obligation is owed.

     (d) If either the Borrower or any of the undersigned fail to pay any Obligation as described in the immediately preceding subsections (a), (b), or (c), each of the undersigned will incur the additional obligation to pay to the Administrative Agent, and each of the undersigned will forthwith upon demand by the Administrative Agent pay to the Administrative Agent, the amount of any and all reasonable expenses, including fees and disbursements of the Administrative Agent’s counsel and of any experts or agents retained by the Administrative Agent, which the Administrative Agent may incur as a result of such failure.

     (e) As between the undersigned and each Lender Party, this Guaranty shall be considered a primary and liquidated liability of each Guarantor.

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     (f) The liability of each of the undersigned hereunder shall be limited to the maximum amount of liability that can be incurred without rendering this Guaranty, as it relates to such Person, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

     (g) The books and records of the Lender Parties showing the amount of any of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon the Guarantors and conclusive for the purpose of establishing the amount of the Obligations.

     Section 2. Obligations Under the Guaranty. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a “Guarantor” shall also mean and be a reference to the undersigned.

     Section 3. Counterparts; Effectiveness. This Guaranty Supplement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Guaranty Supplement by telecopy shall be effective as delivery of a manually executed counterpart of this Guaranty Supplement.

     Section 4. GOVERNING LAW; SUBMISSION TO JURISDICTION.

     (a) GOVERNING LAW. THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     (b) SUBMISSION TO JURISDICTION. EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SUPPLEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT

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THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE LC ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY OF THE UNDERSIGNED OR ANY OF THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

     (c) WAIVER OF VENUE. EACH OF THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

     (d) SERVICE OF PROCESS. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 15 OF THE GUARANTY. NOTHING IN THIS GUARANTY SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

     Section 5. WAIVER OF JURY TRIAL. EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY THEORY). EACH OF THE UNDERSIGNED HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY SUPPLEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 6. Final Agreement. This Guaranty Supplement and the other Loan Documents represent the final agreement between the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. There are no unwritten oral agreements between the parties hereto.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

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     IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty Supplement as of the date first written above.

Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By:

Name:
Title: .

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